UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 10, 2004

ADSOUTH PARTNERS, INC.

(Exact name of registrant as specified in its charter)

Nevada

_________________

        (State or other jurisdiction of incorporation)

0-33135                                                            68-0448219

(Commission File Number)                        (I.R.S. Employer Identification No.)

1515 N. Federal Highway, Suite 418, Boca Raton, Florida 33432

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (561) 750-0410

ITEM 5. OTHER EVENTS.

On May 10, 2004, the Registrant issued a press release which announced the additional of Mark Begleman, a former president of Office Depot as a management consultant. A copy of this press release has been attached as an exhibit to this report and is incorporated by reference herein.

On May 12, 2004, the Registrant issued a press release which announced revenue projections for 2nd quarter of 2004 which are anticipated to exceed $2.3 million overall representing a 513% increase over the 1st quarter of 2004 revenues of $375,000. A copy of this press release has been attached as an exhibit to this report and is incorporated by reference herein.

Exhibit No. Description.

99.1 Press Release issued by Registrant on May 10, 2004. 99.2 Press Release issued by Registrant on May 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 12, 2004.                                                                                     ADSOUTH PARTNERS, INC.

                                                                                   /s/ John Acunto

                                                                     _________________

                                                                 (Registrant)

                                                                   John Acunto

                                                                                                                   Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description.

99.1 Press Release dated May 10, 2004 issued by Adsouth Partners, Inc. 99.2 Press Release dated May 12, 2004 issued by Adsouth Partners, Inc.